UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2008

AIDA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-50212 (Commission File Number)	81-0592184 (IRS Employer Identification No.)

31 Dingjiang Road, Jianggan District Hangzhou, China (Address of principal executive offices)	310016 (Zip Code)

Registrant’s telephone number, including area code: 86-0571-85802712

Copies to:

Richard Friedman, Esq.

Benjamin Tan, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32 Floor

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

EXPLANATORY NOTE

On March 27, 2008, Aida Pharmaceuticals, Inc. (the “Company”) filed a Current Report on Form 8-K to announce the acquisition of an aggregate 98% equity interest in Jiangsu Institute of Microbiology Co., Ltd. through its subsidiaries, Hangzhou Aida Pharmaceutical Co., Ltd and Changzhou Fangyuan Pharmaceutical Co., Ltd.

In accordance with Rule 8-04(b) and Rule 8-05 of Regulation S-X, the Company is hereby filing by means of an amendment to its Form 8-K, the financial statements and pro forma financial information of Jiangsu Institute of Microbiology Co., Ltd.

Item 2.01

Completion of Acquisition or Disposition of Assets

On March 26, 2008, our subsidiary, Hangzhou Aida Pharmaceutical Co., Ltd, entered into a share transfer agreement with Hangzhou Jin’ou Medicine Co., Ltd to purchase a 43% equity interest in Jiangsu Institute of Microbiology Co., Ltd for a purchase consideration of RMB 31,190,000.

Also on March 26, 2008, our other subsidiary, Changzhou Fangyuan Pharmaceutical Co., Ltd, entered in a share transfer agreement with Jiangyin Hi-tech Group to purchase a 55% equity interest in Jiangsu Institute of Microbiology Co., Ltd for a purchase consideration of RMB 39,990,000.

The transactions closed on April 24, 2008. Accordingly, upon the closing of the share transfer agreements, we are, through our subsidiaries, Hangzhou Aida Pharmaceutical Co., Ltd and Changzhou Fangyuan Pharmaceutical Co., Ltd, the beneficial owners and shareholders of an aggregate of 98% equity interest in Jiangsu Institute of Microbiology Co., Ltd.

Jiangsu Institute of Microbiology Co., Ltd, is a company incorporated under the People’s Republic of China and is located in Wuxi City of Jiangsu Province, which is about 320km from Hangzhou, where our headquarters are located. It is a high level research institute in the field of microbiology. With over 30 years experience, Jiangsu Institute of Microbiology Co., Ltd has a team of more than 30 scientists and engineers. It has, to date, completed more than 200 research projects with over 20 being national level key projects and owns more than 20 patents. Several new drugs and microbial strains are now undergoing research by Jiangsu Institute of Microbiology Co., Ltd. Among them is Wetimicin, a new generation Aminoglycoside antibiotic, which is now in Phase I clinical trial stage.

Item 9.01

Financials Statements and Exhibits

(d)

Exhibit No.

Exhibit Description

99.1

Consolidated Financial Statements for the Years ended December 31, 2007 and December 31, 2006 for Jiangsu Institute of Microbiology Co., Ltd.

99.2

Pro Forma Financial Information for Jiangsu Institute of Microbiology Co., Ltd.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIDA PHARMACEUTICALS, INC.

Dated: August 13, 2008

By:  /s/  Biao Jin

Name: Biao Jin

Title:   Chief Executive Officer

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